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The Vantagepoint Funds

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THE VANTAGEPOINT FUNDS

VANTAGEPOINT INFLATION PROTECTED SECURITIES FUND

777 North Capitol Street, NE
Suite 600
Washington, D.C. 20002

INFORMATION STATEMENT

This Information Statement is being furnished on behalf of the Board of Directors (“Directors” or “Board”) of The Vantagepoint Funds (the “VP Funds”) to inform shareholders of the Vantagepoint Inflation Protected Securities Fund (the “Fund”) about a recent change related to the Fund’s subadvisory arrangements. The change was approved by the Board of the VP Funds on the recommendation of the Fund’s investment adviser, Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”) dated May 8, 2000. We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.

This Information Statement is being mailed on or about January 25, 2008 to shareholders of record of the Fund as of December 31, 2007.

INTRODUCTION

VIA is the investment adviser for each of the VP Funds. VIA employs a “manager of managers” arrangement in managing the assets of the VP Funds. This permits VIA, subject to approval by the Board, to hire, terminate or replace subadvisers unaffiliated with the VP Funds or VIA (“unaffiliated subadvisers”), and to modify material terms and conditions of subadvisory agreements with unaffiliated subadvisers, without shareholder approval. VIA recommended and the Board has approved the appointment of BlackRock Financial Management, Inc. (“BlackRock”) as a subadviser of the Fund.

Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment adviser or subadviser of the fund. In order to use the “manager or managers” authority discussed above, the VP Funds and VIA requested and received an exemptive order from the SEC on May 8, 2000 (the “SEC Order”). The SEC Order exempts VIA and the VP Funds from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the VP Funds’ Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve new subadvisory agreements on behalf of the VP Funds without shareholder approval.

Consistent with the SEC Order, the Board, including a majority of the Directors who are not “interested persons” of the VP Funds or of VIA under the 1940 Act (“Independent Directors”), appointed BlackRock as a subadviser of the Fund and approved an investment subadvisory agreement among the VP Funds, VIA and BlackRock relating to the Fund ( “Subadvisory Agreement”). As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of BlackRock under the terms of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. BlackRock began to serve as a subadviser to the Fund on October 30, 2007, the date upon which the Subadvisory Agreement took effect.

As a condition to relying on the SEC Order, VIA and the VP Funds are required to furnish Fund shareholders with notification of the appointment of a new unaffiliated subadviser within ninety days from the date that the subadviser is hired. This Information Statement provides that notice and gives details of the new arrangements.

APPOINTMENT OF A NEW SUBADVISER OF THE FUND

Effective October 30, 2007, BlackRock was appointed as a new subadviser of the Fund and the Fund’s assets were reallocated between the Fund’s two subadvisers. Pacific Investment Management Company (“PIMCO”) continues to serve as a subadviser to the Fund.

VIA’S RECOMMENDATION AND THE BOARD OF DIRECTORS’ DECISION

At a meeting held on September 7, 2007 (“September Meeting”), the Board, including a majority of the Independent Directors, approved an initial Subadvisory Agreement among the VP Funds, VIA, and BlackRock, relating to the Fund.

VIA recommended the appointment of BlackRock as a subadviser of the Fund after a search for managers with experience managing inflation protected securities. BlackRock was recommended because, among other things, it (i) demonstrated favorable overall historical performance; (ii) demonstrated consistent above peer-median risk-adjusted excess returns; (iii) has investment staff members experienced in managing an inflation protected securities mandate; (iv) is led by a stable management team; (v) has an investment approach that complements PIMCO’s investment approach; (vi) possesses a workable organizational structure; and (vii) has adequate infrastructure and support staff. Before approving VIA’s recommendations, the Board of the VP Funds considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the Subadvisory Agreement with BlackRock, the Directors received written information in advance of the September Meeting from VIA, which included: (1) the process by which VIA selected and recommended for Board approval BlackRock as a subadviser of the Fund; (2) the nature, extent and quality of the services that BlackRock would provide to the Fund; (3) BlackRock’s experience, reputation, investment management business, personnel and operations; (4) BlackRock’s brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the Fund by BlackRock and a comparison of those fees to the: (a) fees charged by BlackRock to manage other inflation protected securities accounts; and (b) fees charged by a group of active separate account investment managers utilizing an inflation protected securities mandate; (6) BlackRock’s compliance programs; (7) BlackRock’s historical performance returns utilizing an inflation protected securities mandate, and such performance compared to a relevant benchmark and peer group; (8) the Fund’s expected overall investment advisory fee and total expense ratio, taking into account the addition of BlackRock as a subadviser, as compared to a group of inflation protected bond mutual funds; and (9) BlackRock’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentation made by, and discussions held with, the personnel of VIA and BlackRock at the September Investment Committee Meeting and September Meeting, as applicable, as well as a variety of factors, and reached the following conclusions:

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by BlackRock under the Subadvisory Agreement, the Directors considered the specific investment process to be employed by BlackRock in managing the assets of the Fund to be allocated to it; the qualifications of BlackRock’s investment management team with regard to implementing an inflation protected securities mandate; BlackRock’s performance record as compared to a relevant benchmark and peer group; BlackRock’s infrastructure and whether it appeared to adequately support an inflation protected securities strategy; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by

BlackRock to the Fund. The Directors acknowledged that BlackRock had a successful performance record as an inflation protected securities manager and an experienced portfolio management team, and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing an inflation protected securities mandate for the Fund.

The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by BlackRock were appropriate for the Fund in light of its investment strategy and, thus, supported a decision to approve the Subadvisory Agreement.

Investment Performance.  The Directors evaluated BlackRock’s historical investment performance record in managing its clients’ assets utilizing an inflation protected securities mandate, and considered the performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Board considered that BlackRock’s overall historical performance was favorable and concluded that it supported approval of the Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale.  In evaluating the proposed subadvisory fee, the Directors reviewed BlackRock’s subadvisory fee schedule. The Directors considered comparisons of the subadvisory fee to be charged by BlackRock to the Fund with its fee schedules for managing other accounts with an investment mandate similar to the mandate it is to employ on behalf of the Fund. The Directors considered that, according to the information provided by VIA, the proposed fee schedule for BlackRock reflected the lowest fee rate currently charged by the subadviser to other accounts for which the subadviser provides advisory services utilizing a similar mandate and taking into account the amount of the Fund’s assets to be allocated to BlackRock. Additionally, the nature of the subadvisory services BlackRock is to provide to the Fund appeared to be comparable to those BlackRock provides to such other advisory clients.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to BlackRock by a group of investment managers that employ an investment mandate similar to the investment mandate that BlackRock is to employ for the Fund. According to the information provided, the effective fee rate to be paid by the Fund to BlackRock at the asset level to be allocated to BlackRock initially would be below the median fee charged by such managers.

The Directors considered that there would be a reduction in overall subadvisory fees associated with the appointment of BlackRock. Referring to data provided by VIA and compiled by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, the Directors also noted that the expected total investment advisory fee for the Fund, taking into account the proposed subadviser change, was lower than the median investment advisory fee of a group of investment companies categorized as inflation protected bond funds. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of investment companies categorized as inflation protected bond funds, which showed that, if BlackRock served as a subadviser to the Fund at the proposed subadvisory fee rate and initial asset allocation level, the Fund’s expected total expense ratio would be below the median expense ratio of such funds.

The foregoing comparisons assisted the Directors in considering the Subadvisory Agreement by providing them with a basis for evaluating BlackRock’s fees, including in light of the Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that BlackRock’s subadvisory fees appeared to be within a reasonable range for the services to be provided.

The Directors considered that BlackRock was not able to provide estimated profits to be realized from its proposed relationship with the Fund at this time. In reviewing the extent to which economies of scale may be realized by BlackRock as the assets of the Fund to be managed by BlackRock grow, and whether the proposed fee levels reflect these economies, the Directors considered that BlackRock’s proposed fee schedule included breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the Fund’s shareholders in connection with the services to be provided. The Directors concluded that the proposed fee schedule was appropriate at the time.

Other Considerations.  The Directors considered VIA’s judgment that the addition of BlackRock as a subadviser to the Fund would complement the investment approach of the Fund’s existing subadviser, PIMCO, and should give the Fund a favorable risk/return profile resulting in more consistent expected returns, increase portfolio diversification and reduce overall portfolio risk. The Directors considered the selection and due diligence process employed by VIA in deciding to recommend BlackRock as a subadviser to the Fund and also considered VIA’s conclusion that the fees to be paid to BlackRock for its services to the Fund are reasonable and appropriate in light of the nature and quality of services to be provided by BlackRock and the reasons supporting that conclusion. The Directors also considered information from VIA concerning its strategy to efficiently implement the subadviser transition. The Directors concluded that VIA’s recommendations and conclusions supported approval of the Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to BlackRock due to its relationship with the Fund and noted that the proposed subadviser reported that it was not aware of any “fall-out” benefits by virtue of its relationship with the Fund.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders, and approved the Subadvisory Agreement with, and the fee to be paid to, BlackRock.

THE SUBADVISORY AGREEMENT

The Subadvisory Agreement with BlackRock has terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the rate of the fee payable by the Fund to BlackRock. BlackRock will make all investment decisions for the portion of the Fund’s assets allocated to it, and will continuously review, supervise and administer the Fund’s investment program with respect to those assets. BlackRock is not affiliated with VIA. BlackRock discharges its responsibilities subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Fund’s investment objective, policies and limitations. The Subadvisory Agreement, dated October 30, 2007, has an initial term ending February 28, 2009 and, thereafter, continuance of the BlackRock Subadvisory Agreement requires the annual approval of the VP Funds’ Board of Directors, including a majority of the Independent Directors.

BlackRock’s quarterly fee shall be calculated based on the average daily net asset value of the assets under its management, based on the following annual rate.

First	$100 million	0.12%
Next	$100 million	0.10%
Over	$200 million	0.08%

THE NEW SUBADVISER

BlackRock, 40 East 52nd Street, New York, New York 10022 is a Delaware corporation and a wholly owned subsidiary of BlackRock Financial, Inc., a publicly traded investment management firm whose address is also 40 East 52nd Street New York, New York 10022. BlackRock’s principal executive officers and directors are listed on Exhibit A.

BlackRock does not currently serve as investment subadviser for any other series of the VP Funds. Other registered investment companies with investment objectives similar to those of the Fund for which BlackRock serves as investment adviser or subadviser are listed on Exhibit B.

THE INVESTMENT ADVISER AND THE MASTER INVESTMENT ADVISORY AGREEMENT

VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by the ICMA Retirement Corporation (“ICMA-RC”), a retirement plan administrator and investment adviser whose principal investment advisory client is the VantageTrust Company (“Trust Company”). ICMA-RC was established in 1972 as a not-for-profit organization to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and has been registered as an investment adviser with the SEC since 1999.

Joan McCallen serves as President and Chief Executive Officer of ICMA-RC, Manager and President of VIA and President and Principal Executive Officer of the VP Funds. Angela C. Montez serves as Managing Vice President of ICMA-RC, Managing Vice President of VIA and Secretary of the VP Funds, Kathryn B. McGrath serves as Senior Vice President and Secretary of ICMA-RC and Senior Vice President and Secretary of VIA, and Gerard P. Maus serves as Treasurer of the VP Funds, Senior Vice President and Chief Financial Officer of ICMA-RC and Treasurer of VIA.

VIA provides investment advisory services to the Fund, under a Master Investment Advisory Agreement (the “Advisory Agreement”), which was approved by the Fund’s initial shareholder on February 28, 1999, and dated March 1, 1999, as amended on December 1, 2000. VIA also provides investment advisory services to each of the other VP Funds. VIA’s advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each fund’s investments. Additionally, VIA furnishes periodic reports to the VP Funds’ Board regarding the investment strategy and performance of each VP Fund.

Pursuant to the Advisory Agreement, the Fund compensates VIA for these services by paying VIA an annual advisory fee assessed against average daily net assets under management of 0.10%. VIA received $153,452 in advisory fees for the fiscal year ended December 31, 2007 for services provided to the Fund.

SUBADVISORY FEES PAID

Mellon Capital Management Corporation served as a subadviser to the Fund from January 1, 2007 to May 1, 2007 and earned $27,094 in fees for services provided to the Fund for that period. Fisher Francis Trees & Watts, Inc. served as subadviser to the Fund from May 1, 2007 to May 22, 2007 and earned $4,999 in fees for services provided to the Fund for that period. PIMCO has served as a subadviser from May 1, 2007 to December 31, 2007 and earned $184,247 in fees for services provided to the Fund for that period. BlackRock has served as a subadviser to the Fund for the period from October 30, 2007 to December 31, 2007 and earned $23,780 in fees for services provided to the Fund for that period. Had BlackRock served as a subadviser of the Fund for the year ended December 31, 2007 for its respective portion of the assets of the Fund as determined October 31, 2007, it would have earned $125,876 in fees for services provided to the Fund.

PAYMENTS TO AFFILIATED BROKERS

The Fund did not make any payments to an affiliated broker for the fiscal year ended December 31, 2007.

RECORD OF BENEFICIAL OWNERSHIP

As of December 31, 2007, the Fund had 26,212,989 shares outstanding. A majority of the voting shares of the Fund are held, either directly, or indirectly through the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds and by the VantageTrust, a group trust sponsored and maintained by the Trust Company. The VantageTrust, 777 North Capitol Street, NE, Washington, D.C. 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the VP Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds under the proxy voting policy adopted by VIA. The Trust Company therefore holds with the power to vote more than 25% of the VP Funds’ voting securities and thus under the 1940 Act is considered to “control” the VP Funds. In addition, the Trust Company holds with the power to vote more than 25% of the voting securities of the Fund (see percentage below) and thus under the 1940 Act is considered to “control” the Fund. As a control person of the VP Funds and the Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC.

As of December 31, 2007, the VantageTrust held, directly or indirectly, 18,838,160 shares of the Fund or 71.87%. Also, as of December 31, 2007, the directors and executive officers of the VP Funds, both individually and as a group, owned less than 1% of the Fund’s outstanding shares.

GENERAL INFORMATION

Distributor

ICMA-RC Services, LLC (“RC Services”), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, serves as the distributor of the VP Funds’ shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2007.

Transfer Agent and Administrator

Vantagepoint Transfer Agents, LLC (“VTA”), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, is the designated transfer agent of the VP Funds’ shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds related to the retirement plans investing in the VP Funds. VTA is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of VTA. VTA receives fees from the Fund for the services it provides.

The VP Funds have also entered into an Administration Agreement with State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (“SSBT”), 200 Clarendon Street, Boston, MA 02116, wherein SSBT performs certain financial reporting, tax filing and portfolio compliance functions.

HOUSEHOLDING

Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record; unless the VP Funds has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the VP Funds’ most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or by calling the VP Funds toll free at 1-800-669-7400.

EXHIBIT A

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF BLACKROCK FINANCIAL MANAGEMENT, INC. (“BLACKROCK”)*

Name and Position with
BlackRock	Other Company	Position with Other Company
Paul Audet, Chief Financial Officer and Managing Director	BAA Holdings, LLC, Wilmington, DE	Chief Financial Officer, Managing Director and Director

	BlackRock, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Financial Officer, Managing Director and Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Financial Officer, Managing Director and Director

	BlackRock Cayco Limited, Cayman Islands	Director

	BlackRock Cayman Company, Cayman Islands	Director

	BlackRock Cayman Newco Limited, Cayman Islands	Director

	BlackRock Finco, LLC, Wilmington, DE	Director

	BlackRock Finco UK, Ltd., London, England	Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Financial Officer, Managing Director and Director

	BlackRock Funding International, Ltd. Cayman Islands	Director

	BlackRock Holdco Limited, Cayman Islands	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Financial Officer, Managing Director and Director

	BlackRock International Holdings, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock International, Ltd., Edinburgh, Scotland	FSA Approved Person

	BlackRock Investment Management, LLC, Plainsboro, NJ	Chief Financial Officer and Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Managing Director

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Chief Financial Officer, Managing Director and Director

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Chief Financial Officer, Managing Director and Director

	BlackRock UK 1 LP, London, England	Chief Financial Officer and Managing Director

	BlackRock US Newco, Inc., Wilmington, DE	Chief Financial Officer, Managing Director and Director

Name and Position with
BlackRock	Other Company	Position with Other Company
	State Street Research & Management Company, Boston, MA	Chief Financial Officer and Managing Director

	SSRM Holdings, Inc., Boston, MA	Chief Financial Officer and Managing Director

Robert P. Connolly, General Counsel, Managing Director and Secretary	BAA Holdings, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Advisors, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Advisors Holdings, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Capital Management, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Funding, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Institutional Management Corporation, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock International Holdings, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock International, Ltd., Edinburgh, Scotland	FSA Approved Person

	BlackRock Investments, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Investment Management, LLC, Plainsboro, NJ	General Counsel, Managing Director and Secretary

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	General Counsel, Managing Director and Secretary

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Investments, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock UK 1 LP, London, England	General Counsel, Managing Director and Secretary

	BlackRock US Newco, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	State Street Research & Management Company, Boston, MA	General Counsel, Managing Director and Secretary

	SSRM Holdings, Inc., Boston, MA	General Counsel, Managing Director and Secretary

Laurence D. Fink, Chief Executive Officer and Director	BAA Holdings, LLC, Wilmington, DE	Chief Executive Officer and Director

	BlackRock, Inc., New York, NY	Chairman, Chief Executive Officer and Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Executive Officer

Name and Position with
BlackRock	Other Company	Position with Other Company
	BlackRock Advisors Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors, Singapore Pte. Ltd., Singapore	Chairman and Chief Executive Officer

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Funding, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Funding International, Ltd., New York, NY	Director

	BlackRock Funds, Wilmington, DE	Trustee

	BlackRock Holdco 2, Inc. Wilmington, DE	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Executive Officer

	BlackRock International Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock International, Ltd., Edinburgh, Scotland	FSA Approved Person

	BlackRock Investments, Inc., New York, NY	Chairman and Director

	BlackRock Investment Management, LLC, Plainsboro, NJ	Chief Executive Officer

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Chief Executive Officer

	BlackRock US Newco, Inc., Wilmington, DE	Chairman and Chief Executive Officer

	State Street Research & Management Company, Boston, MA	Chairman, Chief Executive Officer and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	Chairman, Chief Executive Officer and Director

Robert S. Kapito, President and Director	BAA Holdings, LLC, Wilmington, DE	President and Director

	BlackRock, Inc., New York, NY	President and Director

	BlackRock Advisors, LLC, Wilmington, DE	President and Director

	BlackRock Advisors Holdings, Inc., New York, NY	President and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	President

	BlackRock Capital Management, Inc., Wilmington, DE	President and Director

	BlackRock Closed-End Funds, Wilmington, DE	President and Trustee

	BlackRock Funding, Inc., Wilmington, DE	President and Director

	BlackRock Funding International, Ltd., New York, NY	Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Director

Name and Position with
BlackRock	Other Company	Position with Other Company
	BlackRock (Institutional) Canada Ltd., Toronto, Ontario	President and Director

	BlackRock Institutional Management Corporation, Wilmington, DE	President and Director

	BlackRock International Holdings, Inc., New York, NY	President and Director

	BlackRock International, Ltd, Edinburgh, Scotland	FSA Approved Person

	BlackRock Investments, Inc., New York, NY	Director

	BlackRock Investment Management, LLC, Plainsboro, NJ	President

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	President and Director

	BlackRock Portfolio Investments, LLC, Wilmington, DE	President and Director

	BlackRock Realty Advisors, Inc. Florham Park, NJ	Director

	BlackRock US Newco, Inc., Wilmington, DE	President and Director

	State Street Research & Management Company, Boston, MA	President and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	President and Director

Charles Hallac, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock India Private Ltd., Mumbai, India	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	FSA Approved Person

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., New York, NY	Vice Chairman

	State Street Research & Management Company, Boston, MA	Vice Chairman

Name and Position with
BlackRock	Other Company	Position with Other Company
	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Barbara Novick, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	FSA Approved Person

	BlackRock Investments, Inc., New York, NY	Chief Executive Officer

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., New York, NY	Vice Chairman

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Scott Amero, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	FSA Approved Person

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., New York, NY	Vice Chairman

Name and Position with
BlackRock	Other Company	Position with Other Company
	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Susan Wagner, Vice Chairman and Chief Operating Officer	BAA Holdings, LLC, Wilmington, DE	Vice Chairman, Chief Operating Officer and Director

	BlackRock, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Finco UK, Ltd., London, England	Director

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock International, Ltd., Edinburgh, Scotland	FSA Approved Person

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman and Chief Operating Officer

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	State Street Research & Management Company, Boston, MA	Vice Chairman and Chief Operating Officer

	SSRM Holdings, Inc., Boston, MA	Vice Chairman and Chief Operating Officer

Robert Doll, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman and Director

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funds (formerly Merrill Lynch Funds), Plainsboro, NJ	Chairman and President

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

Name and Position with
BlackRock	Other Company	Position with Other Company
	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	Portfolio Administration & Management Ltd., Cayman Islands	Director

Robert Fairbairn, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Asset Management U.K. Limited, London, England	Chairman and Director

	BlackRock Capital Management, Inc.,Wilmington, DE	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	Chairman and Director

	BlackRock Investment Management (Australia) Limited, Victoria, Australia	Director

	BlackRock Investment Management International Limited, London, England	Chairman and Director

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Investment Management (UK) Limited, London, England	Director

	BlackRock Jersey Holdco Limited, Jersey	Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock UK 1 LP, London, England	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

The principal address for each officer and director of BlackRock is 40 East 52nd Street, New York, New York 10022.

* As of December 20, 2007

EXHIBIT B

Other registered investment companies for which BlackRock serves as investment adviser/subadviser and that have investment objectives and strategies similar to those of the Fund:

Assets Under BlackRock’s
Management as of December 31, 2007
Name	in $mm	Rate of Compensation
BlackRock Inflation	$124 million	First $1 billion	40 basis points
Protected Bond Portfolio		Next $1 billion	37.5 basis points
		Next $1 billion	35 basis points
		Above $3 billion	32.5 basis points

Client 1	$149 million	First $100 million	15 basis points
		Next $150 million	10 basis points
		Above $250 million	5 basis points

Client 2	$204 million as of November 30, 2007	First $100 million	15 basis points
		Next $400 million	8 basis points
		Above $500 million	5 basis points